Exhibit 99.2

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SAFE HARBOR STATEMENT Statements made in this presentation regarding American Public Education, Inc. or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements are sometimes identified by words such as “anticipate”, “believe”, “could", “estimate”, “expect”, “intend”, “may”, “should“, “will” and “would”. These forward-looking statements include, without limitation, statements on slide Second Quarter 2012 Outlook”, as well as statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC, quarterly report on Form 10-Q for the three months ended June 30, 2012, and in the Company’s other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. 2

Second Quarter and YTD Results: AMU’s leadership within the Military and Veteran communities continues to expand AMU students featured in EDGE magazine AMU ranked #1 most popular colleges Civilian students continue to drive diversification of overall student population at APUS Enrollment of students with intent to pursue a degree increase First course persistence rate increase Measures to reduce FSA fraud and abuse appear effective New partnerships: Dollar General Corporation ManTech International Corporation SAIC Net Course Registrations by Primary Funding Source Military/TA 39% VA 13% Cash & Other 14% FSA/Title IV 34% For six months ending June 30, 2012 Pay Type YTD 2012 Growth (y/y) FSA/Title IV 31% VA 90% Military/TA 6% Cash & Other 8% 3

Greatest Asset is Academic Quality Implementing Lumina Foundation’s Degree Qualifications Profiles (DQP) APUS to participate in John Gardner’s Foundations of Excellence program http://www.fyfoundations.org/ Bill and Melinda Gates Foundation awarded WCET grant to continue work on Predictive Analytics Reporting (PAR) Framework. APUS participated in Service members Opportunity Colleges (SOC) working group to study and improve the academic success of service members and Veterans. http://www.soc.aascu.org/pubfiles/socmisc/SOC_Ed_Attainment_2012-07.pdf Continuing to lay groundwork for quality and innovation Professional development in COI for faculty Approximately 100 classes as research pilot to improve online learning Participating in NSSE pilot program APUS Library earns recognition from IMS Global Learning Consortium www.imsglobal.org 4

Initiatives Support Student Experience, Efficiencies, and New Markets ePress Initiative to Combat Textbook Inflation Investing to Optimize Title IV Processing Technology Fee to Support Administrative Services Expanding Domestic Growth Market segments where affordability resonates Underserved markets, U.S. Latino communities Hospitality and Tourism, Healthcare, and Nursing Expanding Relationships Corporations Non-Profit Organizations Community Colleges International Opportunities Affordable, online degrees programs from an accredited U.S. University International Partnerships US Domestic Academic Quality Tech Fee Title IV Automation Enter New Markets ePress 5

Second Quarter 2012 Financial Results Revenues increased 23% to $74.6 million Income from operations before interest income and income taxes increased to $15.0 million Net income increased $9.2 million or approximately $0.51 per diluted share Cash and Cash Equivalents of $116.7 million or $6.41 per diluted share No long-term debt Purchased 153,426 shares during the second quarter 2012 As of June 30, 2012, approximately $15.5 million may yet be purchased 6

Third Quarter 2012 Outlook The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. Approximate Growth (y/y) Net course registration growth by new students approximately flat Net course registration growth 16%-18% Revenue growth 16%-19% Earnings per diluted share $0.46 to $0.51 Additional Considerations Some individuals and groups attempt to abuse the Title IV system and the Company believes net course registrations in the prior year period would have been lower absent this factor. 7

Initiatives Support Student Experience, Efficiencies, and New Markets ePress Initiative to Combat Textbook Inflation Investing to Optimize Title IV Processing Technology Fee to Support Administrative Services Expanding Domestic Growth Market segments where affordability resonates Underserved markets, U.S. Latino communities Hospitality and Tourism, Healthcare, and Nursing Expanding Relationships Corporations Non-Profit Organizations Community Colleges International Opportunities Affordable, online degrees programs from an accredited U.S. University International Partnerships US Domestic Academic Quality Tech Fee Title IV Automation Enter New Markets ePress 8

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